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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 6, 2005

                             HAEMONETICS CORPORATION
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             (Exact name of registrant as specified in its charter)

        Massachusetts                    1-10730                 04-2882273
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(State or other jurisdiction        (Commission File           (IRS Employer
      of incorporation)                  Number)            Identification No.)

         400 Wood Road Braintree, MA                                02184
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   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (781) 848-7100


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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

    ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

                The Board of Directors of Haemonetics Corporation ("Haemonetics" or the "Company") amended the Company's by-laws effective March 31, 2005. The amendments primarily are designed to conform the by-laws to the provisions of the Massachusetts Business Corporation Act (the "MBCA"), which became effective on July 1, 2004. Previously, the Company was subject to the provisions of the Massachusetts Business Corporation Law (the "MBCL"). This report contains a summary of the revisions made to the by-laws. The descriptions of provisions of the by-laws are qualified in their entirety by reference to the by-laws, a copy of which is filed as an Exhibit to this Current Report on Form 8-K.

                        Many of the amendments were made to conform the language
                of the by-laws to that used in the MBCA. By-law provisions frequently replicate statutory provisions; accordingly, in many cases, the by-laws were modified to reflect language differences between the MBCA and the MBCL. Some changes reflect logistical matters, such as the use electronic transmission.

                        Changes include the following:

                        The amended by-laws have deleted the term
                "stockholder(s)" and it has been replaced by the term "shareholder(s)". Under the MBCL, Massachusetts corporations were required to have a clerk. The MBCA requires Massachusetts corporations to have a secretary. The amendments to the by-laws replace references to the clerk with references to the secretary.

                        The MBCL required that an annual meeting be held within
                six (6) months of the fiscal year end, and the prior by-laws reflected that requirement. Because a comparable provision is not contained in the MBCA, the applicable language has been removed from the by-laws.

                        The MBCA revised the requirements regarding a
                corporation's obligation to notify its shareholders of an upcoming annual or special meeting. The MBCL required that notice be delivered to shareholders at least seven (7) days prior to the date of the meeting. The MBCA requires that notice be given no fewer than seven (7) days nor

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                more than sixty (60) days prior to the date of the meeting. The amended by-laws conform with the timing provisions of the MBCA.

                        The by-laws also have been amended to explicitly provide
                that, in addition to traditional delivery methods, notice of an annual or special shareholder meeting may be delivered to a shareholder by electronic transmission in a manner specified to the Company by the shareholder.

                        The MBCA provides that, absent a contrary provision in
                the Articles of Organization, the purposes of a shareholder meeting must be included in the notice to shareholder of the meeting. The amended by-laws provide that, as a condition to constituting valid business at an annual meeting, a proposal must be made in accordance with the by-laws. Notwithstanding that requirement, the by-laws do not affect any rights of shareholders to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act.

                        The MBCA introduces the concept of "voting groups". A
                voting group consists of all shares of one or more classes or series of capital stock that, under the Articles of Organization or the MBCA, are entitled to vote and to be counted together collectively on a matter at a meeting of shareholders. The amended by-laws incorporate the concept of voting groups in the provisions dealing with establishing quorums and determining whether matters presented to the shareholders have been approved. With respect to each voting group, when a quorum is present, a director is elected by a plurality of votes properly cast for election of that director, while all other matters are considered approved when votes properly cast in favor of the matter exceed the votes properly cast in opposition to the matter, in each case, except when a different vote is required by law, the Articles of Organization, or the by-laws.

SECTION 9 -       FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

                (c) Exhibits

                10.1 By-laws of Haemonetics Corporation, amended March 31, 2005. Filed herewith.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Haemonetics Corporation


                  Date:  April 6, 2005       By:  /s/ Ronald J. Ryan
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                                                  Ronald J. Ryan, Vice President
                                                  and Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.     SUBJECT MATTER
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10.1               By-laws of Haemonetics Corporation, effective March 31, 2005.

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